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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statements (File Nos. 33-51662, 33-58260, 33-81798, 33-40559 and 333-61165).



/s/ Arthur Andersen LLP
---------------------------------
Arthur Andersen LLP



Birmingham, Alabama
March 19, 1999